ORIGINAL FILED
AUG 19 2014
LOS ANGELES
SUPERIOR COURT

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF LOS ANGELES

CENTRAL DISTRICT

IRONRIDGE GLOBAL IV, LTD., Plaintiff, v. APT GROUP, INC.; FROZEN FOOD GIFT GROUP, INC. Defendant.	Case No.: BC542517 Assigned for All Purposes to: Hon. Mark V. Mooney **~~[PROPOSED]~~ ORDER MODIFYING PRIOR ORDER FOR APPROVAL OF STIPULATION FOR SETTLEMENT OF CLAIMS** Date: August 19, 2014 Time: 8:30 a.m. Dept: 68 Trial Date: None set

The Joint *Ex Parte* Application for Court Approval of Stipulated Modification of Prior Order ("Application"), filed by Plaintiff Ironridge Global IV, Ltd. ("Plaintiff") and defendants APT Group, Inc. and APT Motovox Group, Inc., formerly known as Frozen Food Gift Group, Inc. ("Defendants"), came on for hearing on August 19, 2014 at 8:30 am in Department 68 of the above-entitled court, the Honorable Mark V. Mooney, Judge presiding.

The Court having considered the Application and supporting papers, the oral arguments of counsel, having been presented with a Stipulation to Modify Order for Approval of Stipulation for Settlement of Claims ("Stipulation"), and good cause appearing therefor,

IT IS HEREBY ORDERED AS FOLLOWS:

1. The Stipulation, attached hereto as Exhibit A and incorporated herein by reference, is approved in its entirety;

2. Plaintiff owns and holds bona fide outstanding securities, claims and property interests; the terms and conditions of the issuance and exchange for shares of Common Stock of defendant APT Motovox Group, Inc. (MTVX) as set forth in the Stipulation, the prior issuance of 1,120,195,000 shares to Plaintiff, the additional shares currently owed as set forth in the calculations provided by Plaintiff, and the potential adjustments set forth in the Stipulation, are approved after a hearing upon the fairness of such terms and conditions at which Plaintiff, the only person to whom it is proposed to issue securities in such exchange, had the right to appear; and the Court was advised prior to the hearing that defendants would rely on the exemption of Section 25017(f)(3) of the California Corporations Code and Section 3(a)(10) of the Securities Act of 1933, 15 U.S.C. § 77c(a)(10);

3. Defendant Frozen Food Gift Group, Inc. shall issue to Plaintiff additional unrestricted and freely-tradable exempted Common Stock pursuant to Sections 25017(f)(3) and Section 3(a)(10), as set forth in the Stipulation; and

4. The Court shall continue to retain jurisdiction to enforce the terms of this Order by application or motion under California Code of Civil Procedure Section 664.6.

IT IS SO ORDERED.

DATED: August 19, 2014

MARK V. MOONEY
Judge of the Superior Court

EXHIBIT A

STIPULATION TO MODIFY ORDER FOR APPROVAL OF STIPULATION FOR SETTLEMENT OF CLAIMS

INCITE LAW GROUP, INC.
Mark A. Vega (SBN. 162621)
mark@incitelawgroup.com
10801 National Boulevard, Suite 500
Los Angeles, CA 90064
P (323) 306-3870; F (323) 306-3874

Attorneys for Plaintiff
IRONRIDGE GLOBAL IV, LTD.

LAW OFFICES OF GARY L. BLUM
Gary L. Blum (SBN 89240)
gblum@gblumlaw.com
3278 Wilshire Boulevard, Suite 603
Los Angeles, California 90010
P (213) 381-7450; F (213) 384-1035

Attorneys for Defendants
APT GROUP, INC. and APT MOTOVOX GROUP, INC.
f/k/a FROZEN FOOD GIFT GROUP, INC.

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF LOS ANGELES

CENTRAL DISTRICT

IRONRIDGE GLOBAL IV, LTD., Plaintiff, v. APT GROUP, INC., FROZEN FOOD GIFT GROUP, INC., Defendants.	Case No.: BC542517 Assigned for All Purposes to: Hon. Mark V. Mooney **STIPULATION TO MODIFY ORDER FOR APPROVAL OF STIPULATION FOR SETTLEMENT OF CLAIMS** [Cal. Corp. Code § 25017(f)(3)] Date: August 19, 2014 Time: 8:30 a.m. Dept: 68 Trial Date: None set

Plaintiff Ironridge Global IV, Ltd. ("Plaintiff") and defendant APT MotoVox Group, Inc., formerly known as Frozen Food Gift Group, Inc. ("Defendant") and its wholly-owned subsidiary APT Group, Inc., hereby STIPULATE AND AGREE as follows:

WHEREAS:

A. On April 21, 2014, the Court entered an Order for Approval of Stipulation for Settlement of Claims ("Prior Order"), which is incorporated herein by reference, providing for the issuance of Defendant's Common Stock in full satisfaction of Claims purchased by Plaintiff from TCA Global Credit Master Fund, LP ("Assignor"). Capitalized terms not otherwise defined herein will have the meanings set forth in the Prior Order.

B. The Prior Order provides that the Court shall retain jurisdiction to enforce the terms of the Prior Order. Plaintiff has at all times fully and completely complied with all of its obligations under the Prior Order. Plaintiff paid Assignor in full by wire transfer of $2,287,000 on May 1, 2014. Defendant has previously issued 1,120,000,000 shares of its Common Stock to Plaintiff under the Prior Order, and currently owes considerably more additional shares. The Prior Order remains in full force and effect, and neither party has any basis to contest, revoke, challenge or modify the Prior Order without consent from the other party and approval from the Court.

C. The Prior Order provides for existing Security Agreements to remain in full force and effect until the later of the end of the Calculation Period or March 7, 2015. Defendant has requested that Plaintiff enter into a subordination agreement, which Plaintiff has agreed to do subject to the terms of this stipulation.

D. The Prior Order contains a pricing formula designed to protect Plaintiff from pricing fluctuations. Due to substantial issuances by Defendant to third parties, the price of its Common Stock has declined substantially, resulting in significantly greater shares due under the formula. Defendant has requested that Plaintiff modify the formula, which Plaintiff has agreed to do subject to the terms of this stipulation.

NOW THEREFORE, the parties hereby STIPULATE AND AGREE as follows:

1. Plaintiff agrees to enter into the subordination agreement requested by Defendant.

2. If on any trading day following entry of the Order approving this Stipulation until the end of the Calculation Period the closing price of the Common Stock on OTC Pink Current Information or above exceeds $0.01 per share ("Trigger Date"), then the second sentence of

Paragraph 7 of the Prior Order shall be superseded and replaced by the following: The final number of shares of Common Stock to which Plaintiff will be entitled under the Order ("Final Amount") will be the number of shares issued to Plaintiff as of the Trigger Date plus that number of shares with an aggregate value equal to (a) the Claim Amount, plus a 7% agent fee, and reasonable attorney fees and expenses, (b) divided by 80% of the following: the closing price of the Common Stock on the Trigger Date, not to exceed the arithmetic average of the individual volume weighted average prices of any five trading days from the Trigger Date until the end of the Calculation Period, less $0.002 per share; all as reported by the Bloomberg Professional service of Bloomberg LP ("Bloomberg").

3. Defendants shall fully comply with all of their obligations under the Prior Order. Defendant acknowledges and agrees that: (a) all calculations and Additional Issuance requests provided by Plaintiff to date are accurate and correct in all respects; (b) Plaintiff has at all times fully and completely complied with all of its obligations under the Prior Order; and (c) the Prior Order is final, binding and non-appealable, remains in full force and effect, and neither party has any basis to contest, revoke, appeal, challenge or modify the Prior Order. All numbers in the Prior Order and this Stipulation (other than the Claim Amount) will be proportionally adjusted as necessary in the event of a Common Stock split or combination. Defendant hereby: (i) represents, warrants and covenants that its Board of Directors has expressly approved the Prior Order, this Stipulation, and all issuances of Common Stock required by them; (ii) ratifies, confirms and approves the Prior Order in all respects, and (iii) waives any right to appeal or challenge this Stipulation, and any Orders approving or enforcing it.

4. Defendant hereby fully, completely, absolutely and unconditionally waives, releases, discharges and holds harmless Plaintiff, its affiliates, and each of their past and present officers, directors, shareholders, members, managers, consultants, advisors, representatives, employees, agents, attorneys and assigns, whether acting in their representative or individual capacities, from any and all causes of action, rights, obligations, damages, liabilities and claims of any kind or nature whatsoever, at law and in equity, including without limitation all claims in any

way arising out of or relating to any agreement with Defendant, regardless of whether known or unknown, foreseen or unforeseen, suspected or unsuspected, vested or contingent, accrued or unaccrued. The releases given herein shall be and remain in effect to their full extent, notwithstanding the discovery or existence of any additional or different facts or damages. Defendant knowingly and voluntarily waives any provision of law which otherwise provides that a general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

5. This Stipulation, and the Prior Order as modified by this Stipulation, contain the entire agreement and understanding of the parties, and supersede all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Stipulation. No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove. The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any reliance on any such assurance.

6. Defendant shall file a current report on Form 8-K disclosing the material terms of this Stipulation within four trading days after the date of this Stipulation.

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7. This Stipulation may be executed in counterparts and transmitted by facsimile, in portable document format (pdf), or other electronic format, each of which shall constitute an original and all of which together shall be deemed a single instrument.

IT IS SO STIPULATED:

DATED: August 15, 2014

IRONRIDGE GLOBAL IV, LTD.

By:____________________
David Sims, Director

DATED: August 15, 2014

INCITE LAW GROUP, INC.

By:____________________
Mark A. Vega
Attorneys for Plaintiff

DATED: August 15, 2014

APT GROUP, INC.

By:____________________
Troy A. Covey, President

DATED: August 15, 2014

APT MOTOVOX GROUP, INC.
f/k/a FROZEN FOOD GIFT GROUP, INC.

By:____________________
William Maher, Acting CFO

By:____________________
Troy A. Covey, President

DATED: August 15, 2014

LAW OFFICES OF GARY L. BLUM

By:____________________
Gary L. Blum
Attorneys for Defendants

DATED: August 15, 2014

____
William Maher, individually as to ¶8 of original Stipulation only

DATED: August 15, 2014

____
Troy A. Covey, individually as to ¶8 of original Stipulation only

7. This Stipulation may be executed in counterparts and transmitted by facsimile, in portable document format (pdf), or other electronic format, each of which shall constitute an original and all of which together shall be deemed a single instrument.

IT IS SO STIPULATED:

DATED: August 15, 2014 IRONRIDGE GLOBAL IV, LTD.

By:____________________
David Sims, Director

DATED: August 15, 2014 INCITE LAW GROUP, INC.

By:____________________
Mark A. Vega
Attorneys for Plaintiff

DATED: August 15, 2014 APT GROUP, INC.

By:____________________
Troy A. Covey, President

DATED: August 15, 2014 APT MOTOVOX GROUP, INC.
f/k/a FROZEN FOOD GIFT GROUP, INC.

By:____________________
William Maher, Acting CFO

By:____________________
Troy A. Covey, President

DATED: August 15, 2014 LAW OFFICES OF GARY L. BLUM

By:____________________
Gary L. Blum
Attorneys for Defendants

DATED: August 15, 2014

____
William Maher, individually as to ¶8 of original Stipulation only

DATED: August 15, 2014

____
Troy A. Covey, individually as to ¶8 of original Stipulation only

7. This Stipulation may be executed in counterparts and transmitted by facsimile, in portable document format (pdf), or other electronic format, each of which shall constitute an original and all of which together shall be deemed a single instrument.

IT IS SO STIPULATED:

DATED: August 15, 2014 IRONRIDGE GLOBAL IV, LTD.

By:____________________
David Sims, Director

DATED: August 15, 2014 INCITE LAW GROUP, INC.

By: [signature]
Mark A. Vega
Attorneys for Plaintiff

DATED: August 15, 2014 APT GROUP, INC.

By:____________________
Troy A. Covey, President

DATED: August 15, 2014 APT MOTOVOX GROUP, INC.
f/k/a FROZEN FOOD GIFT GROUP, INC.

By:____________________
William Maher, Acting CFO

By:____________________
Troy A. Covey, President

DATED: August 15, 2014 LAW OFFICES OF GARY L. BLUM

By: [signature]
Gary L. Blum
Attorneys for Defendants

DATED: August 15, 2014

____
William Maher, individually as to ¶8 of original Stipulation only

DATED: August 15, 2014

____
Troy A. Covey, individually as to ¶8 of original Stipulation only